SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                Patriot Preferred
                                  Dividend Fund

                                NOVEMBER 30, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

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                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                               COMMON SHAREHOLDERS
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                         TRANSFER AGENT FOR AUCTION RATE
                                PREFERRED SHARES
                       IBJSCHRODER BANK AND TRUST COMPANY
                             ONE STATE STREET PLAZA
                            NEW YORK, NEW YORK 10004

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: PPF
                       JOHN HANCOCK FUNDS: 1-800-843-0090

                           --------------------------
                               CHAIRMAN'S MESSAGE
                           --------------------------

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 have been anything but dull. Bond investors have enjoyed the benefits of a strong economy with no inflation. Stock investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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             BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

                              John Hancock Patriot
                             Preferred Dividend Fund

            Bond prices surge on tame inflation, moderate growth data

During the past six months, a U.S. bond market rally provided a favorable backdrop for preferred stocks - which make up about 90% of John Hancock Patriot Preferred Dividend Fund. The relationship between bonds and preferred stocks hinges on the fact that preferreds pay fixed dividends, and, as a result, tend to react to rising and falling interest rates in much the same fashion as fixed-income-paying bonds. With inflation fears on the decline and U.S. economic growth moderating, bond yields fell and bond prices rose in June and July. That rally was briefly interrupted in August and September when a national survey of purchasing managers indicated that economic growth could be stronger than expected and as a consequence, higher inflation wasn't out of the question. The bond market rally reconvened in mid-September when other economic indicators came in relatively weak, suggesting that inflation was subdued after all. Currency and market problems in Southeast Asia further fueled the bond market's progress in late October and throughout November as investors from across the globe sought out the "safe haven" of U.S. Treasury bonds. For the six month period, bond prices rose substantially as the yield on the benchmark 30-year U.S. Treasury fell from just below 7.0% to just over 6.0%.

Performance and strategy review

For the six month period that ended November 30, 1997, John Hancock Patriot Preferred Dividend Fund had a total return of 8.30% at net asset value. By comparison, the average preferred stock closed-end equity fund returned

"...a U.S. bond market rally provided a favorable backdrop for preferred stocks..."

[A 2 1/4" x 3 1/2" photo of the Patriot management team, bottom right. Caption reads: "Gregory K. Phelps."]

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              John Hancock Funds - Patriot Preferred Dividend Fund

--------------------------------------------------------------------------------
PORTFOLIO DIVERSIFICATION

[A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right:
Short-Term Investments & Other 1%; Utilities 34%; Financials 46%; Oil & Gas 4%; Industrials 15%. A footnote states: "As a percentage of net assets on November 30, 1997."]

As a percentage of net assets on November 30, 1997
--------------------------------------------------------------------------------

9.60% for the same period, according to Lipper Analytical Services, Inc. A second benchmark, the Merrill Lynch 30-year Treasury Index, rose 14.45%. The difference between our performance and that of the average is attributable to our emphasis on cushion-preferred stocks. These securities have above-average yields that tend to "cushion" them against price swings. As a result, our cushions generally did not participate fully when the bond market rallied. However, cushion preferreds offer two important benefits. First, they carry relatively high levels of income. Second, many have good call protection. Call protection protects investors from having to surrender their high-yielding securities to issuers prematurely, and replace them with lower-yielding securities.

      We also continued to emphasize DRD-eligible securities. DRD stands for "dividends-received deduction", and they offer major tax advantages for the corporations that invest in them. Throughout the past several years, the supply of DRD-eligible securities has dwindled while demand for them remained firm. The favorable supply/demand scenario provided a boost for most of our DRD holdings.

Winners and laggards

Many of our best performers came from the electric utility sector, which we had increased to 34% of net assets by the end of the period. In the first half of 1997, the electric utility sector had come under pressure over uncertainties surrounding increased competition in the industry. In June, we began to add to our holdings in electric stocks based on our view that some were very attractively-priced given their business prospects. That strategy was rewarded because electric utility stocks moved higher during the period. There were two broad-based reasons for their better fortunes. First, the regulatory environment improved. In a desire to bring on more competition and force electricity rates lower, many state governments have been struggling with the issue of "stranded costs." Simply put, the issue is: How much, if any, of the costs incurred from government-mandated expansions taken on years ago can the utilities recoup? The fear is that competition will drive electric utility rates lower, thereby curtailing utilities' ability to recoup these costs. During the period, however, a number of states offered up plans to allow competition without "stranding" utilities with these costs. Furthermore, our electric utility holdings got an added boost late in the period when problems in Southeast Asia caused some investors to seek out companies -- including electric utilities -- with little foreign business exposure.

"Many of our best performers came from the electric utility sector..."

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Florida Progress" followed by an up arrow and the phrase "Rebounds from nuclear plant shut-down". The second listing is "Salomon, Inc." followed by an up arrow and the phrase "Merger with Travelers Group". The third listing is "AMERICO" followed by a horizontal arrow and the phrase "Erratic earnings". Footnote below reads: "See `"Schedule of Investments." Investment holdings are subject to change."]

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              John Hancock Funds - Patriot Preferred Dividend Fund

--------------------------------------------------------------------------------

FUND PERFORMANCE

For the six months ended November 30, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended November 30, 1997." The chart is scaled in increments of 5% from top to bottom with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 8.30% total return for John Hancock Patriot Preferred Dividend Fund. The second represents the 9.60% total return for the average preferred stock closed-end equity fund. The third represents the 14.45% total return for the Merrill Lynch 30-Year Treasury Index. Footnote below reads: "The total return for John Hancock Patriot Preferred Dividend Fund is at net asset value with all distributions reinvested. The average preferred stock closed-end equity fund is tracked by Lipper Analytical Services, Inc. The Merrill Lynch 30-Year Treasury Index is an unmanaged index which measures the performance of the 30-year Treasury Bond.]

The total return for John Hancock Patriot Preferred Dividend Fund is at net asset value with all distributions reinvested. The average preferred stock closed-end equity fund is tracked by Lipper Analytical Services, Inc. The Merrill Lynch 30-Year Treasury Index is an unmanaged index which measures the performance of the 30-year Treasury bond.

--------------------------------------------------------------------------------

      One of our best performers during the period was Florida Progress Corporation. We added to our holdings in this electric utility company after its stock cheapened when it was forced to close its nuclear plant because of safety concerns. Given the company's strong balance sheet, impressive service territory, and commitment to a relatively high dividend, we thought the Florida Progress stock was attractive relative to its prospects. That proved to be the case, since the Nuclear Regulatory Commission recently has applauded the company for its clean-up efforts and the stock has rebounded.

      We enjoyed winners in the financial sector as well. Our holdings in Salomon, Inc. performed well as its merger with Travelers Group materialized, while our Lehman Brothers holdings were fueled by takeover speculation.

      Fortunately, our disappointments were limited. AMERCO, the parent company of U-Haul, posted only slight gains based on uncertainty over the company's future earnings. Another laggard was Commonwealth Edison, the electric company that serves the metropolitan Chicago area. It suffered early in the period due to concerns about the safety of its nuclear plants, its relatively high costs and a less-than-favorable regulatory environment. However, the stock has shown recent strength, retracing much of its earlier losses.

Outlook

Our outlook is reasonably optimistic. Recent developments suggest that the economy may be slowing. We believe a slower U.S. economy, coupled with continued uncertainty surrounding the Southeast Asian currency crisis and its potential impact on global growth, eliminates the impetus for the Federal Reserve Board to raise interest rates. On the other hand, we think the U.S. economic growth -- although slowing -- will remain healthy enough that the Fed won't feel comfortable lowering interest rates either. Stable interest rates, of course, would be a positive for the bond market and, ultimately, preferred stocks. As a result, we expect that dividends -- not capital appreciation -- will likely make up the bulk of our preferred stocks' total return during the first part of 1998.

"Our outlook is reasonably optimistic."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

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                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

              John Hancock Funds - Patriot Preferred Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1997. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
  Preferred stocks (cost - $131,958,691) .....................     $138,864,043
  Common stocks (cost - $12,960,153) .........................       14,728,189
  Short-term investments (cost - $485,900) ...................          485,900
                                                                ---------------
                                                                    154,078,132
  Cash .......................................................           62,580
  Dividends receivable .......................................          717,907
  Deferred organizational expense - Note A ...................           12,257
  Other assets ...............................................           11,926
                                                                ---------------
                Total Assets .................................      154,882,802
                ---------------------------------------------------------------

Liabilities:
  Auction Rate Preferred Shares dividend payable
   - Note A ..................................................           72,450
  Common shares dividend payable .............................           62,750
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ..................................          136,832
  Accounts payable and accrued expenses ......................           78,432
                                                                ---------------
                Total Liabilities ............................          350,464
                ---------------------------------------------------------------

Net Assets:
  Auction Rate Preferred Shares - Without par value,
    unlimited number of shares
    of beneficial interest authorized, 525 shares
    issued, liquidation preference
    of $100,000 per share - Note A ...........................       52,500,000
                                                                ---------------
  Common Shares - Without par value, unlimited number
    of shares of beneficial interest authorized,
    7,257,200 shares issued and outstanding 99,512,018
  Accumulated net realized loss on investments ...............       (7,119,069)
  Net unrealized appreciation of investments .................        8,674,980
  Undistributed net investment income ........................          964,409
                                                                ---------------

Net Assets Applicable to Common Shares
  ($14.06 per share based on 7,257,200
    shares outstanding) ......................................      102,032,338
                                                                ---------------
                Net Assets ...................................     $154,532,338
                ===============================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends
   (net of foreign withholding taxes of $26,623) ..............      $5,932,770
  Interest ....................................................          64,131
                                                                 --------------
                                                                      5,996,901
                                                                 --------------
  Expenses:
   Investment management fee - Note B .........................         610,732
   Administration fee - Note B ................................         114,512
   Auction rate preferred shares and auction fees .............          69,327
   Auditing fee ...............................................          30,730
   Custodian fee ..............................................          26,633
   Printing ...................................................          24,172
   Transfer agent fee .........................................          15,337
   Organization Expense - Note A ..............................          12,395
   Miscellaneous ..............................................          11,853
   Trustees' fees .............................................           5,520
   Legal fees .................................................             892
                                                                 --------------
                Total Expenses ................................         922,103
                ---------------------------------------------------------------
                Net Investment Income .........................       5,074,798
                ---------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments sold .......................      (1,094,399)
  Change in net unrealized appreciation/depreciation
   of investments .............................................       5,047,662
                                                                  --------------
                Net Realized and Unrealized
                Gain on Investments ...........................       3,953,263
                ---------------------------------------------------------------
                Net Increase in Net Assets
                Resulting from Operations .....................       9,028,061
                ---------------------------------------------------------------
                Distribution to Auction Rate
                Preferred Shares ..............................      (1,103,609)
                ---------------------------------------------------------------

                Net Increase in Net Assets
                Applicable to Common
                Shareholders Resulting from
                Operations Less Auction Rate
                Preferred Shares Distributions ................      $7,924,452
                ===============================================================

                        SEE NOTES TO FINANCIAL TATEMENTS.

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                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

              John Hancock Funds - Patriot Preferred Dividend Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                              SIX MONTHS ENDED
                                                                                               YEAR ENDED     NOVEMBER 30, 1997
                                                                                              MAY 31, 1997       (UNAUDITED)
                                                                                            ---------------    ---------------

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .................................................................       $10,288,481         $5,074,798
  Net realized gain (loss) on investments sold ..........................................           201,916         (1,094,399)
  Change in net unrealized appreciation/depreciation of investments .....................         4,071,613          5,047,662
                                                                                            ---------------    ---------------
    Net Increase in Net Assets Resulting from Operations ................................        14,562,010          9,028,061
                                                                                            ---------------    ---------------
Distributions to Shareholders:
  Auction Rate Preferred Shares ($4,060 and $2,102 per share, respectively) - Note A ....        (2,131,341)        (1,103,609)
  Common Shares - Note A
    Dividends from net investment income ($1.16 and $0.58 per share, respectively) ......        (8,382,002)        (4,190,134)
                                                                                             ---------------    ---------------
    Total Distributions to Shareholders .................................................       (10,513,343)        (5,293,743)
                                                                                            ---------------    ---------------
Net Assets:
  Beginning of period ...................................................................       146,749,353        150,798,020
                                                                                             ---------------    ---------------
  End of period (including undistributed net investment income
    of $1,183,354 and $964,409, respectively) ...........................................      $150,798,020       $154,532,338
                                                                                            ===============    ===============

Analysis of Common Shareholder Transactions:

                                                                                                               SIX MONTHS ENDED
                                                                                      YEAR ENDED              NOVEMBER 30, 1997
                                                                                     MAY 31, 1997                (UNAUDITED)
                                                                                -----------------------    ------------------------
                                                                                  SHARES       AMOUNT        SHARES        AMOUNT
                                                                                ----------   ----------    ----------    ----------

  Beginning of period.............................                              7,257,200   $99,542,066     7,257,200   $99,512,018
  Reclassification of capital accounts............                                     --       (30,048)           --            --
                                                                                ----------  -----------    ----------   -----------
  End of period...................................                              7,257,200   $99,512,018     7,257,200   $99,512,018
                                                                                ==========  ===========    ==========   ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts, the number of Common Shares outstanding at the beginning and end of the period, for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

              John Hancock Funds - Patriot Preferred Dividend Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                FOR THE PERIOD FROM JUNE 1, 1993        YEAR ENDED MAY 31,        SIX MONTHS ENDED
                                                  (COMMENCEMENT OF OPERATIONS)    ------------------------------  NOVEMBER 30, 1997
                                                      TO NOVEMBER 30, 1994          1995       1996      1997        (UNAUDITED)
                                                      --------------------        --------   --------   --------      ---------

Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period ...................       $13.95(1)            $12.25     $12.96     $12.99        $13.54
                                                             --------             --------   --------   --------      --------
Net Investment Income ..................................         1.13                 1.52       1.46       1.42          0.70
Net Realized and Unrealized Gain (Loss) on Investments .        (1.48)                0.65       0.05       0.58          0.55
                                                             --------             --------   --------   --------      --------
    Total from Investment Operations ...................        (0.35)                2.17       1.51       2.00          1.25
                                                             --------             --------   --------   --------      --------
Less Distributions:
  Dividends to Auction Rate Preferred Shareholders .....        (0.18)               (0.30)     (0.32)     (0.29)        (0.15)
  Dividends from Net Investment Income
    to Common Shareholders .............................        (0.95)               (1.16)     (1.16)     (1.16)        (0.58)
  Distributions in Excess of Net Investment Income
    to Common Shareholders .............................        (0.01)                  --         --         --            --
                                                             --------             --------   --------   --------      --------
    Total Distributions ................................        (1.14)               (1.46)     (1.48)     (1.45)        (0.73)
                                                             --------             --------   --------   --------      --------
Preferred and Common Shares Offering Costs .............        (0.08)                  --         --         --            --
                                                             --------             --------   --------   --------      --------
Preferred Shares Underwriting Discounts ................        (0.13)                  --         --         --            --
                                                             --------             --------   --------   --------      --------
Net Asset Value, End of Period .........................       $12.25               $12.96     $12.99     $13.54        $14.06
                                                             ========             ========   ========   ========      ========

Per Share Market Value, End of Period ..................      $12.625              $12.250    $12.500    $13.750       $14.375
Total Investment Return at Market Value ................        (9.68%)               7.18%     11.58%     19.87%         6.00%

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period
  (000s omitted) .......................................      $88,902              $94,023    $94,249    $98,298      $102,032
Ratio of Expenses to Average Net Assets (2) ............         1.24%                1.30%      1.29%      1.27%         1.21%(6)
Ratio of Net Investment Income to Average Net Assets (2)         5.81%                7.93%      7.19%      6.91%         6.65%(6)
Portfolio Turnover Rate ................................           90%                  88%        33%        38%           27%
Average Broker Commission Rate (5) .....................          N/A                  N/A        N/A    $0.0550       $0.0478

Senior Securities
Total Auction Rate Preferred Shares (000s omitted) .....      $52,500              $52,500    $52,500    $52,500       $52,500
Asset Coverage per Unit (3) ............................     $266,908             $274,463   $277,555   $283,817      $292,969
Involuntary Liquidation Preference per Unit (4) ........     $100,000             $100,000   $100,000   $100,000      $100,000
Approximate Market Value per Unit (4) ..................     $100,000             $100,000   $100,000   $100,000      $100,000

(1)   Initial price to commence operations.
(2) Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(3) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the Fund's total assets and dividing such amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act Evaluation Date.
(4)   Plus accumulated and unpaid dividends.
(5) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6)   Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indi cated: the net investment income and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

              John Hancock Funds - Patriot Preferred Dividend Fund

Schedule of Investments
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Preferred Dividend Fund on November 30, 1997. It's divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred stocks and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

PREFERRED STOCKS
Automobile / Trucks (8.13%)
  Ford Motor Co., 8.25%,
   Depositary Shares, Ser B ..........................    185,100     $5,321,625
  General Motors Corp., 9.12%,
   Depositary Shares, Ser G ..........................     74,700      2,133,619
  General Motors Corp., 9.125%,
   Depositary Shares, Ser B ..........................    192,400      5,110,625
                                                                   -------------
                                                                      12,565,869
                                                                   -------------
Banks - United States (19.66%)
  ABN AMRO North America, Inc., 6.59%,
   Ser H,  (R) .......................................      5,000      5,262,500
  ABN AMRO North America, Inc., 8.75%,
   Ser A,  (R) .......................................      1,900      2,242,000
  Ahmanson, H.F. & Co., 8.40%,
   Depositary Shares, Ser C ..........................    100,500      2,543,906
  Chase Manhattan Corp., 8.40%, Ser M ................     94,000      2,426,375
  Chase Manhattan Corp., 9.76%, Ser B ................     88,900      2,483,644
  Chase Manhattan Corp., 10.84%, Ser C ...............    119,500      3,719,438
  Citicorp, 7.75%,
   Depositary Shares, Ser 22 .........................     25,000        668,750
  Fleet Financial Group, Inc., 6.75%, Ser VI .........     51,000      2,805,000
  Fleet Financial Group, Inc., 9.35%,
   Depositary Shares .................................    177,000      4,922,813
  J.P. Morgan & Company Inc., 6.625%,
   Depositary Shares, Ser H ..........................     60,000      3,300,000
                                                                   -------------
                                                                      30,374,426
                                                                   -------------
Conglomerates (0.83%)
  Grand Metropolitan Delaware, L.P., 9.42%,
   Gtd Ser A .........................................     45,000      1,279,688
                                                                   -------------
Equipment Leasing (3.66%)
  AMERCO, 8.50%, Ser A ...............................    220,000      5,651,250
                                                                   -------------
Financial Services (17.78%)
  ARM Financial Group, Inc., 9.50% ...................    169,441     $4,416,056
  Lehman Brothers Holdings, Inc., 5.00% ..............     40,000      1,287,200
  MBNA Corp., 7.50%, Ser A ...........................     79,439      2,134,923
  Merrill Lynch & Co., Inc., 9.00%,
   Depositary Shares, Ser A ..........................    160,700      5,041,963
  Morgan Stanley Group, Inc., 7.75%,
   Depositary Shares .................................     95,000      5,106,250
  Salomon, Inc., 8.08%,
   Depositary Shares, Ser D ..........................     59,757      1,535,008
  Salomon, Inc., 8.40%,
   Depositary Shares, Ser E ..........................    156,000      4,368,000
  SI Financing Trust I, 9.50%,
   Gtd Pfd Sec & Purchase Contract ...................     70,000      1,898,750
  Source One Mortgage Services Corp.,
   8.42%, Ser A ......................................     65,300      1,681,475
                                                                   -------------
                                                                      27,469,625
                                                                   -------------
Insurance (5.26%)
  Provident Companies, Inc., 8.10%,
   Depositary Shares .................................     40,000      1,015,000
  Travelers Group, Inc. 6.231%,
   Depositary Shares, Ser H ..........................     88,700      4,501,525
  Travelers Group, Inc., 6.213% ......................     52,000      2,613,000
                                                                   -------------
                                                                       8,129,525
                                                                   -------------
Oil & Gas (4.06%)
  Elf Overseas Ltd., 8.50%, Gtd Ser A
   (Cayman Islands) ..................................     57,000      1,499,813
  Lasmo PLC, 10.00%, Ser A,
   American Depository Receipts, (ADR )
   (United Kingdom) ..................................    142,000      3,771,875
  Phillips 66 Capital I, 8.240% ......................     38,500      1,001,000
                                                                   -------------
                                                                       6,272,688
                                                                   -------------
Paper Products & Containers (6.47%)
  Boise Cascade Corp., 9.40%,
   Depositary Shares, Ser F ..........................    178,000      4,583,500
  Bowater Inc., 8.40%,
   Depositary Shares, Ser C ..........................    204,900      5,417,044
                                                                   -------------
                                                                      10,000,544
                                                                   -------------
Utilities - Electric Power (12.88%)
  Baltimore Gas & Electric Co., 6.99%,
   Ser 1995 ..........................................     10,000      1,121,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

              John Hancock Funds - Patriot Preferred Dividend Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

Utilities - Electric Power (continued)
  Commonwealth Edison Co., $8.40, Ser A .........       30,850        $3,133,203
  Consumers Energy Co., $2.08 (Class A) .........      161,500         4,269,655
  Massachusetts Electric Co., 6.99% .............       10,500         1,267,665
  New England Power Co., 6.08% ..................       21,312         2,202,382
  PSI Energy, Inc., 6.875%  .....................       14,350         1,571,324
  PSI Energy, Inc., 7.44% .......................       60,000         1,507,500
  Public Service Electric & Gas Co., 6.92% ......       19,000         2,106,624
  South Carolina Electric & Gas Co., 6.52% ......       25,000         2,728,124
                                                                   -------------
                                                                      19,907,727
                                                                   -------------
Utilities - Gas Distribution (1.63%)
  Southern California Gas Co., 7.75% ............       99,313         2,520,067
                                                                   -------------
Utilities - Other (9.50%)
  Coastal Corp., $2.125, Ser H ..................      198,735         5,018,059
  El Paso Tennessee Pipeline Co.,
   8.25%, Ser A .................................      122,600         6,865,600
  Phillips Gas Co., 9.32%, Ser A ................      111,800         2,808,975
                                                                   -------------
                                                                      14,692,634
                                                                   -------------
     TOTAL PREFERRED STOCKS
        (Cost $131,958,691) .....................       (89.86%)     138,864,043
                                                  -------------    -------------

COMMON STOCKS
Utilities - Electric Power (9.53%)
  Boston Edison Co. .............................       50,000         1,750,000
  Delmarva Power & Light Co. ....................       92,500         1,954,063
  Dominion Resources, Inc. ......................       27,000         1,049,625
  Florida Progress Corp. ........................       67,000         2,374,313
  Houston Industries, Inc. ......................       46,000         1,089,625
  MidAmerican Energy Holdings Co. ...............       90,000         1,794,375
  Nevada Power Co. ..............................       30,000           695,625
  Potomac Electric Power Co. ....................       45,000         1,113,750
  Public Service Enterprise Group, Inc. .........       57,000         1,663,688
  Puget Sound Energy, Inc. ......................       45,000         1,243,125
                                                  -------------    -------------

        TOTAL COMMON STOCKS
         (Cost $12,960,153) .....................        (9.53%)      14,728,189
                                                  -------------    -------------

                                          INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                         RATE      (000s OMITTED)     VALUE
-------------------                       ---------   --------------    --------

SHORT-TERM INVESTMENTS
Commercial Paper (0.31%)
  General Electric Capital Corp.,
   12-01-97 ..........................    5.55%           $486          $485,900
                                                                   -------------
                   TOTAL SHORT-TERM INVESTMENTS         (0.31%)         485,900
                                                  -------------    -------------
                              TOTAL INVESTMENTS        (99.70%)    $154,078,132
                                                  =============    =============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,504,500 or 4.86% of net assets as of November 30, 1997.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                     --------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                     --------------------------------------

              John Hancock Funds - Patriot Preferred Dividend Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. For federal income tax purposes, the Fund has $5,857,383 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires May 31, 2003.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.03% to 4.32%, during the period ended November 30, 1997.

      The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred

================================================================================

                     --------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                     --------------------------------------

              John Hancock Funds - Patriot Preferred Dividend Fund

Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net asset value. Advantage Advisers, Inc., a subsidiary of CIBC Oppenheimer Corp., was the Fund's sub-adviser (the "Sub-Adviser") until November 3, 1997. The Sub-Adviser provided the Adviser with access on a continuous basis to economic, financial and political information, research and assistance. The Adviser paid the Sub-Adviser a monthly fee computed at the annual rate of 0.05% of the Fund's average weekly net assets.

      The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net asset value.

      Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,592.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the period ended November 30, 1997, aggregated $35,208,825 and $34,138,672, respectively.

      The cost of investments owned at November 30, 1997 (including the short-term investments) for federal income tax purposes was $145,404,744. Gross unrealized appreciation and depreciation of investments aggregated $9,303,322 and $629,934 respectively, resulting in net unrealized appreciation of $8,673,388.

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

      The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

      The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

      Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

      The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

SHAREHOLDER MEETING

On March 6, 1997, the Annual Meeting of John Hancock Patriot Preferred Dividend Fund (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

      The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                              WITHHELD
                              FOR            AUTHORITY
                              ---            ---------

Charles L. Ladner          6,708,111           79,213
Leo E. Linbeck, Jr.        6,694,830           92,494
Patricia P. McCarter       6,705,206           82,119

   The preferred shareholders elected Mr. Richard S. Scipione to serve until his successor is duly elected and qualified, with the votes tabulated as follows:
470 FOR and 0 WITHHELD AUTHORITY.

   The shareholders also ratified the Trustees' selection of Deloitte & Touche, LLP as the Fund's independent auditors for the Fund for the fiscal year ending May 31, 1997, with the votes tabulated as follows: 6,645,345 FOR, 56,994 AGAINST and 85,456 ABSTAINING.

================================================================================

                              --------------------
                                      NOTES
                              --------------------

              John Hancock Funds - Patriot Preferred Dividend Fund

================================================================================

                                                           -------------------
       JOHN HANCOCK FUNDS                                      Bulk Rate
       A Global Investment Management Firm                    U.S. Postage
                                                                  PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603         S. Hackensack, NJ
       1-800-843-0090                                        Permit No. 750
       INTERNET: www.jhancock.com/funds                    -------------------

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                  P70SA 11/97
                                                                         1/98